UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: August 20, 2014

RANCHER ENERGY CORP.

(Exact name of registrant as specified in its charter)

Nevada	000-51425	98-0422451
(State or other jurisdiction of	(Commission File	(IRS Employer Identification
of incorporation)	Number)	Number)

P.O. Box 40, Henderson, Colorado 80640

(Address of Principal Executive Offices) (Zip Code)

(303) 629-1125

Registrant's telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01 Entry Into A Material Definitive Agreement

On August 19, 2014, the Company entered into a Securities Purchase Agreement with Terex Energy Corporation (TEC) in which it agreed to sell 129,851,356 shares of restricted common stock to TEC for $1,300,000 in cash, which was paid to the Company at closing. Concurrently, two directors resigned, and two new directors have been appointed at the request of TEC. TEC is by this purchase, the majority shareholder of the Company, owning 52% of the issued and outstanding common stock.

Section 3 - Securities and Trading Markets

Item 3.02 Unregistered Sales of Equity Securities.

On August 19, 2014, the Company sold 129,851,356 shares of restricted common stock for $1,300,000 to Terex Energy Corp. without registering the securities under the Securities Act of 1933.

Exemption from Registration Claimed

The sale and issuance by the Company of the unregistered securities specified above was made in reliance upon Rule 506 of Regulation D and Section 4(a)5. The entity listed above that purchased the unregistered securities has management and investor that are all sophisticated investors. Purchaser was provided access to all material information, which they requested, and all information necessary to verify such information and were afforded access to our management in connection with the purchase. Purchaser of the unregistered securities acquired such securities for investment and not with a view toward distribution without registration, acknowledging such intent. All certificates representing such securities to be issued shall contain restrictive legends, prohibiting further transfer of the certificates or agreements representing such securities, without such securities either being first registered or otherwise exempt from registration in any further resale or disposition. Purchaser made written representation of investment intent and Purchaser was capable of evaluating the merits and risks of the prospective investment, and the Company reasonably believed (based on written representations) immediately prior to making any sale that the purchaser came within the description of a sophisticated investor.

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.01 Changes in Control of Registrant.

The Securities Purchase Agreement

On August 15-9, 2014, Terex Energy Corporation ("TEC") entered into a Securities Purchase Agreement with the Company ("Company"). Prior to entering into the Securities Purchase Agreement, TEC owned no shares in the Company. In exchange for cash of $1,300,000, Company sold 129,851,356 shares of the Company's restricted common stock to TEC. As a result of the Securities Purchase, TEC has become the majority shareholder of the Company, as discussed below. TEC’s source of funds was its private placement offering.

Prior to the Securities Purchase Agreement, TEC owned no shares of the Company's 119,862,791 issued and outstanding shares of common stock. As a result of the Securities Purchase Agreement TEC now holds 129,851,356 shares of common stock representing 52% of the voting common stock.

Beneficial Ownership Post Transaction

The following table sets forth information with respect to the beneficial ownership of the Company's outstanding common stock, after the purchase transaction, and each person who is known by the Company to be the beneficial owner of five percent (5%) or more of the Company's common stock:

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	Number of Shares	Percent of Class	Number of		Percent of Class
	Held Before Securities	Before Agreement	Shares Held		After Agreement
Name of Holder	Purchase Agreement	(1)(3)	After Agreement		(2)(3)

Terex Energy Corporation	0	0%	129,851,356		52%

Donald Walford(4)	0	0%	129,851,356	(4)	52	%(4)

Martin Gottlob(4)	0	0%	129,851,356	(4)	52	%(4)

(1) At August 18, 2014, the Company had 119,862,791 shares outstanding.

(2) Based on 249,714,147 shares of common stock deemed issued and outstanding on August 19, 2014.

(3) Does not include computation of issuance pursuant to unexercised options for 20,000,000 shares of common stock, to prior directors.

(4) Mssrs. Gottlob and Walford are officers, directors and affiliates of Terex Energy Corporation and are deemed to beneficially own and control the Company by virtue of their positions and management of the majority shareholder Terex Energy Corp. They have been appointed to the Rancher Board of Directors.

Rule 13d-3 under the Securities Exchange Act of 1934 governs the determination of beneficial ownership of securities. That rule provides that a beneficial owner of a security includes any person who directly or indirectly has or shares voting power and/or investment power with respect to such security. Rule 13d-3 also provides that a beneficial owner of a security includes any person who has the right to acquire beneficial ownership of such security within sixty days, including through the exercise of any option, warrant or conversion of a security. Any securities not outstanding which are subject to such options, warrants or conversion privileges are deemed to be outstanding for the purpose of computing the percentage of outstanding securities of the class owned by such person. Those securities are not deemed to be outstanding for the purpose of computing the percentage of the class owned by any other person. Included in this table are only those derivative securities with exercise prices that the Company believes have a reasonable likelihood of being "in the money" within the next sixty days.

Additional Disclosure under Item 5.01 (a)(8)

In as much as the company has previously checked the “Shell” box, management hereby provides additional disclosure of its Business Continuation Plan.

FORWARD LOOKING STATEMENTS

You should read the following summary together with the more detailed information regarding the Company. The Company was recently formed and has limited capital and no operation to date. An investment in the Shares involves a high degree of risk and you should carefully consider the information set forth under the heading “Risk Factors”. This Statement includes, or incorporates by reference, forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended, that are intended to be covered by the safe harbors created thereby. These forward-looking statements include, but are not limited to, statements regarding our future plans, strategies and product development. Without limiting the forgoing, the words “believes,” “anticipates,” “plans,” “expects,” “may,” “will,” “intends,” “estimates,” and similar expressions are intended to identify forward-looking statements. These forward-looking statements involve risks and uncertainties, and our actual results could differ materially from those set forth under “Risk Factors” and elsewhere in this Statement. Prospective investors are cautioned not to rely upon any forward-looking statements, which may be contained in this Statement, the exhibits attached hereto, or in any supplemental material made available or inspected. See “Special Note on Forward Looking Statements.”

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Factors that could cause or contribute to such differences include, but are not limited to, those discussed under “Risk Factors” beginning on page 20, as well as those discussed elsewhere in this Statement and the documents referenced herein. Although we believe that the assumptions underlying the forward-looking statements herein are reasonable, any of our assumptions could prove inaccurate and, therefore, there can be no assurance that the results contemplated in such forward-looking statements will be realized. In addition, as disclosed under “Risk Factors” our business and operations are subject to substantial risks including, but are not limited to, risks associated with the investment in any oil and gas opportunity; risks associated with the condition of the oil and gas industry in the United States of America; risks associated with operations on terms and conditions acceptable to the Company; changes in the local and national economies; and other risks inherent in and associated with doing business in the United States.

Business Continuation Plan

Our intended business operations are in the development, production, and low risk exploration of oil and gas including unconventional natural gas, in the Rocky Mountain region of the continental United States; specifically, in the Rocky Mountain area of Utah, Colorado, Montana and Wyoming, and some Mid Continent areas.

The Company intends to strive to be a low cost and effective producer of hydrocarbons and intends to develop the business model and corporate strategy as discussed herein. Its focus will be in the Rocky Mountain Basin and Mid Continent.

The Company’s approach to lease acquisition, development and production is founded on the discipline of only acquiring leases in areas of proven production. In most cases the leases that are under consideration have at one time contained producing oil or gas wells and currently have production or shut-in wells that are viable for work over and or re-completion. In some cases the prospects are stepout well development. In addition, the Company attempts to seek leases and producing properties that generate oil and gas at a depth of 8,500 feet or less, where rework and drilling costs are typically less. There are many prospects in our area of interest that meet these criteria. In many instances, the wells were shut-in during a period of declining oil and gas prices and in most cases are ideal for our business model. Our business model is simple; strict adherence to lease acquisition surrounded by proven production, offering well workovers, re-completion, and enhanced oil recovery opportunities in the known producing formations, with long term production potential at a low cost of development, maintenance, and operation. The Company is not an exploration company, per se; rather it seeks leases with discovered oil and gas with current or prior production or step out/development locations.

Corporate Strategy

Our corporate strategy in developing our operations and evaluating potential acquisitions is as follows.

Pursue concurrent development of our core area of the Rocky Mountains.

In the coming year we plan to spend up to $10,000,000 on acquisition, drilling, re-completion, and development programs, some of which will be started in 2014 and will continue in 2015. We plan to raise these funds in Private Placements of Common Stock, Preferred Stock and/or convertible debt or through industry participation in working interests. Many of our targeted prospects are in reservoirs that have demonstrated predictable geologic attributes and consistent reservoir characteristics, which typically lead to more repeatable drilling and re-completion results than those achieved through wildcats.

Achieve consistent reserve growth through repeatable development

We intend to achieve consistent reserve growth over the next five years through a combination of acquisitions, rework and drilling. In 2014, we intend to continue to focus on our acquisition, re-completion, initial drilling and development programs. We anticipate that the majority of future reserve and production growth will come through the acquisition of production, the execution of our drilling and re-completion program, and on development activities on prospects of which we are aware, which include proved and unproved locations. Our targets generally will consist of locations in fields that demonstrate low variance in well performance, which leads to predictable and repeatable field development.

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Our reserve estimates, if any, may change continuously and we intend to evaluate such reserve estimates internally on a frequent basis — quarterly if warranted — with independent engineering evaluation on an annual basis. Deviations in the market prices of both crude oil and natural gas and the effects of acquisitions, dispositions, development and any successful exploration activities may have a significant effect on the quantities and future values of our reserves, if any.

Maintain high percentage ownership and operational control over our asset base

We intend to retain a high degree of operational control over our asset base, through a high average Working Interest or acting as the operator in our areas of significant activity. This is designed to provide us with controlling interests in a multi-year inventory of drilling locations, positioning us for reserve and production growth through our drilling operations. We plan to control the timing, level and allocation of our drilling capital expenditures and the technology and methods utilized in the planning, drilling and completion process on related targets. We believe this flexibility to opportunistically pursue low risk exploration and development projects relating to selected prospects may provide us with a meaningful competitive advantage.

Acquire and maintain acreage positions in high potential resource plays

We believe that our intended acquisition and development in known production prospects in the Rockieswill take most of our resources.. We intend to continually evaluate our opportunities and pursue potential opportunities that take advantage of our strengths. We are examining potential prospects in such areas as Utah, Colorado, Wyoming and Montana, which have gained substantial interest within the exploration and production sector due to their relatively under-explored nature and the potential for meaningful hydrocarbon recoveries. There are other mid-size and large independent exploration and production companies conducting drilling activities in these plays.

Pursue a disciplined acquisition strategy in our core areas of operation

We intend to also focus on growing through targeted acquisitions. Although drilling prospects may provide us with the opportunity to grow reserves and production without acquisitions, we continue to evaluate acquisition opportunities, primarily in our core areas of operation.

Experienced management and operational team with advanced exploration and development technology

Our management team has over 30 years of experience in the oil and gas industry, and has experience in creating value both organically and through strategic acquisitions. Our management intends to utilize the best available and fit-for-purpose technology, sophisticated geologic and 3-D seismic models to enhance predictability and reproducibility over significantly larger areas than historically possible. We also intend to utilize state-of-the art drilling and completion technology, as well as multi-zone, multi-stage artificial stimulation (“frac”) technology in completing wells to substantially increase near-term production, resulting in faster payback periods and higher rates of return and present values. Our team has successfully applied these techniques, normally associated with completions in the most advanced Rocky Mountain crude oil and natural gas fields, to improve initial and ultimate production and returns, in other companies.

Competition.

There are a large number of companies and individuals engaged in the exploration for minerals and oil and gas; accordingly, there is a high degree of competition for desirable properties. Almost all of the companies and individuals so engaged have substantially greater technical and financial resources than we do.

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Markets.

The availability of a ready market for oil and gas discovered, if any, will depend on numerous factors beyond our control, including the proximity and capacity of refineries, pipelines, and the effect of state regulation of production and of federal regulations of products sold in interstate commerce, and recent intrastate sales. The market price of oil and gas are volatile and beyond our control. The market for natural gas is also unsettled, and gas prices have increased dramatically in the past four years with substantial fluctuation, seasonally and annually.

There generally are only a limited number of gas transmission companies with existing pipelines in the vicinity of a gas well or wells. In the event that producing gas properties are not subject to purchase contracts or that any such contracts terminate and other parties do not purchase our gas production, there is no assurance that we will be able to enter into purchase contracts with any transmission companies or other purchasers of natural gas and there can be no assurance regarding the price which such purchasers would be willing to pay for such gas. There presently exists an oversupply of gas in the certain areas of the marketplace due to pipeline capacity, the extent and duration of which is not known. Such oversupply may result in restrictions of purchases by principal gas pipeline purchasers.

Effect of Changing Industry Conditions on Drilling Activity.

Lower oil and gas prices have caused a decline in drilling activity in the U.S. from time to time. However, such reduced activity has also resulted in a decline in drilling costs, lease acquisition costs and equipment costs, and an improvement in the terms under which drilling prospects are generally available. We cannot predict what oil and gas prices will be in the future and what effect those prices may have on drilling activity in general, or on our ability to generate economic drilling prospects and to raise the necessary funds with which to drill them.

Federal Regulations.

Governmental Regulation and Environmental Consideration.

Oil and Gas: The oil and gas business in the United States is subject to regulation by both federal and state authorities, particularly with respect to pricing, allowable rates of production, marketing and environmental matters.

The production of crude oil and gas has, in recent years, been the subject of increasing state and federal controls. No assurance can be given that newly imposed or changed federal laws will not adversely affect the economic viability of any oil and gas properties we may acquire in the future. Federal income and “windfall profit” taxes have in the past affected the economic viability of such properties.

The above paragraphs only give a brief overview of potential state and federal regulations. Because we have only acquired specific properties, and because of the wide range of activities in which we may participate, it is impossible to set forth in detail the potential impact federal and state regulations may have on us.

Compliance with Environmental Laws and Regulations.

Our operations are subject to local, state and federal laws and regulations governing environmental quality and pollution control. To date our compliance with these regulations has had no material effect on our operations, capital, earnings, or competitive position, and the cost of such compliance has not been material. We are unable to assess or predict at this time what effect additional regulations or legislation could have on our activities.

The Department of Energy.

The Department of Energy Organization Act (Pub. L. No. 95-91) became effective October 1, 1977. Under this Act various agencies, including the Federal Energy Administration (FEA) and the Federal Power Commission (FPC), have been consolidated to constitute the cabinet-level Department of Energy (DOE). The Economic Regulatory Administration (ERA), a semi-independent administration within the DOE, now administers most of the regulatory programs formerly managed by the FEA, including oil pricing and allocation. The Federal Energy Regulatory Commission (FERC), an independent agency within the DOE, has assumed the FPC’s responsibility for natural gas regulation.

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Regulation and Pricing of Natural Gas.

Our operations may be subject to the jurisdiction of the Federal Energy Regulatory Commission (FERC) with respect to the sale of natural gas for resale in interstate and intrastate commerce. State regulatory agencies may exercise or attempt to exercise similar powers with respect to intrastate sales of gas. Because of its complexity and broad scope, the price impact of future legislation on the operation of us cannot be determined at this time.

Crude Oil and Natural Gas Liquids Price and Allocation Regulation.

Pursuant to Executive Order Number 12287, issued January 28, 1981, President Reagan lifted all existing federal price and allocation controls over the sale and distribution of crude oil and natural gas liquids. Executive Order Number 12287 was made effective as of January 28, 1981, and consequently, sales of crude oil and natural gas liquids after January 27, 1981 are free from federal regulation. The price for such sales and the supplier-purchaser relationship will be determined by private contract and prevailing market conditions. As a result of this action, oil which may be sold by us will be sold at deregulated or free market prices. At various times, certain groups have advocated the reestablishment of regulations and control on the sale of domestic oil and gas.

State Regulations.

Our production of oil and gas, if any, will be subject to regulation by state regulatory authorities in the states in which we may produce oil and gas. In general, these regulatory authorities are empowered to make and enforce regulations to prevent waste of oil and gas and to protect correlative rights and opportunities to produce oil and gas as between owners of a common reservoir. Some regulatory authorities may also regulate the amount of oil and gas produced by assigning allowable rates of production.

Proposed Legislation.

A number of legislative proposals have been and probably will continue to be introduced in Congress and in the legislatures of various states, which, if enacted, would significantly affect the petroleum industries. Such proposals and executive actions involve, among other things, the imposition of land use controls such as prohibiting drilling activities on certain federal and state lands in roadless wilderness areas. At present, it is impossible to predict what proposals, if any, will actually be enacted by Congress or the various state legislatures and what effect, if any, such proposals will have. However, President Clinton’s establishment of numerous National Monuments by executive order has had the effect of precluding drilling across vast areas of the Rocky Mountain West.

Environmental Laws.

Oil and gas exploration and development are specifically subject to existing federal and state laws and regulations governing environmental quality and pollution control. Such laws and regulations may substantially increase the costs of exploring for, developing, or producing oil and gas and may prevent or delay the commencement or continuation of a given operation.

All of our operations involving the exploration for or the production of any minerals are subject to existing laws and regulations relating to exploration procedures, safety precautions, employee health and safety, air quality standards, pollution of stream and fresh water sources, odor, noise, dust, and other environmental protection controls adopted by federal, state and local governmental authorities as well as the right of adjoining property owners. We may be required to prepare and present to federal, state or local authorities data pertaining to the effect or impact that any proposed exploration for or production of minerals may have upon the environment. All requirements imposed by any such authorities may be costly, time consuming, and may delay commencement or continuation of exploration or production operations.

It may be anticipated that future legislation will significantly emphasize the protection of the environment, and that, as a consequence, our activities may be more closely regulated to further the cause of environmental protection. Such legislation, as well as future interpretation of existing laws, may require substantial increases in equipment and operating costs to us and delays, interruptions, or a termination of operations, the extent to which cannot now be predicted.

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Title to Properties.

We are not the record owner of our interest in our properties and rely instead on contracts with the owner or operator of the property, pursuant to which, among other things, we have the right to have our interest placed of record. As is customary in the oil and gas industry, a preliminary title examination will be conducted at the time unproved properties or interests are acquired by us. Prior to commencement of drilling operations on such acreage and prior to the acquisition of proved properties, we will conduct a title examination and attempt extremely significant defects before proceeding with operations or the acquisition of proved properties, as we may deem appropriate.

Our properties may be subject to royalty, overriding royalty and other interests customary in the industry, liens incident to agreements, current taxes and other burdens, minor encumbrances, easements and restrictions. To the extent title defects or disputes exist, we would suffer title failures.

Backlog of Orders.

We currently have no orders for sales at this time.

Government Contracts.

We have no government contracts.

Company Sponsored Research and Development.

We are not conducting any research.

RISK FACTORS RELATED TO OUR COMPANY

Our business has an operating history of only a year and a half after Bankruptcy emergence and is unproven and therefore risky.

We propose operations under the business plan discussed herein. Potential investors should be made aware of the risk and difficulties encountered by a new enterprise in the oil and gas industry, especially in view of the intense competition from existing businesses in the industry.

We have a lack of revenue history and have a no history of successful operations after bankruptcy reorganization.

We are not profitable and the business effort is considered to be in an early stage of operations. We must be regarded as a new or development venture with all of the unforeseen costs, expenses, problems, risks and difficulties to which such ventures are subject.

We are not diversified and we will be dependent on only one business.

Because of the limited financial resources that we have, it is unlikely that we will be able to diversify our operations. Our probable inability to diversify our activities into more than one area will subject us to economic fluctuations within the energy industry and therefore increase the risks associated with our operations due to lack of diversification.

We can give no assurance of success or profitability to our investors.

There is no assurance that we will ever operate profitably. There is no assurance that we will generate revenues or profits, or that the market price of our common stock will be increased thereby.

We may have a shortage of working capital in the future which could jeopardize our ability to carry out our business plan.

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Our capital needs consist primarily of expenses related to geological evaluation, general and administrative and potential exploration participation and could exceed $10,000,000 in the next twelve months. Such funds are not currently committed to any project.

If we find oil and gas reserves to exist on a prospect we will need substantial additional financing to fund the necessary exploration and development work. Furthermore, if the results of that exploration and development work are successful, we will need substantial additional funds for continued development. We will not receive proceeds from this offering to conduct such work and, therefore, we will need to obtain the necessary funds either through debt or equity financing, some form of cost-sharing arrangement with others, or the sale of all or part of the property. There is no assurance that we will be successful in obtaining any financing. These various financing alternatives may dilute the interest of our shareholders and/or reduce our interest in the properties.

We will need additional financing for which we have no commitments, and this may jeopardize execution of our business plan.

We have limited funds, and such funds may not be adequate to carry out the business plan in the oil and gas industry. Our ultimate success depends upon our ability to raise additional capital. We have not investigated the availability, source, or terms that might govern the acquisition of additional capital and will not do so until it determines a need for additional financing. If we need additional capital, we have no assurance that funds will be available from any source or, if available, that they can be obtained on terms acceptable to us. If not available, our operations will be limited to those that can be financed with our modest capital.

We may in the future issue more shares which could cause a loss of control by our present management and current stockholders.

We may issue further shares as consideration for the cash or assets or services out of our authorized but unissued common stock that would, upon issuance, represent a majority of the voting power and equity of our Company. The result of such an issuance would be those new stockholders and management would control our Company, and persons unknown could replace our management at this time. Such an occurrence would result in a greatly reduced percentage of ownership of our Company by our current shareholders, which could present significant risks to investors.

We will depend upon management but we will have limited participation of management.

Our directors are also acting as our officers. We will be heavily dependent upon their skills, talents, and abilities, as well as several consultants to us, to implement our business plan, and may, from time to time, find that the inability of the officers, directors and consultants to devote their full-time attention to our business results in a delay in progress toward implementing our business plan. Consultants may be employed on a part-time basis under a contract to be determined.

Our directors and officers are, or may become, in their individual capacities, officers, directors, controlling shareholder and/or partners of other entities engaged in a variety of businesses. Thus, our officers and directors may have potential conflicts including their time and efforts involved in participation with other business entities. Each officer and director of our business is engaged in business activities outside of our business, and the amount of time they devote as Officers and Directors, (See “Executive Team”) Because investors will not be able to manage our business, they should critically assess all of the information concerning our officers and directors.

We do not know of any reason other than outside business interests that would prevent them from devoting full-time to our Company, when the business may demand such full-time participation.

Our officers and directors may have conflicts of interests as to corporate opportunities which we may not be able or allowed to participate in.

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Presently there is no requirement contained in our Articles of Incorporation, Bylaws, or minutes which requires officers and directors of our business to disclose to us business opportunities which come to their attention. Our officers and directors do, however, have a fiduciary duty of loyalty to us to disclose to us any business opportunities which come to their attention, in their capacity as an officer and/or director or otherwise. Excluded from this duty would be opportunities which the person learns about through his involvement as an officer and director of another company. We have no intention of merging with or acquiring business opportunity from any affiliate or officer or director.

We have agreed to indemnification of officers and directors as is provided by Nevada Statute.

Nevada Statutes provide for the indemnification of our directors, officers, employees, and agents, under certain circumstances, against attorney’s fees and other expenses incurred by them in any litigation to which they become a party arising from their association with or activities our behalf. We will also bear the expenses of such litigation for any of our directors, officers, employees, or agents, upon such person’s promise to repay us therefore if it is ultimately determined that any such person shall not have been entitled to indemnification. This indemnification policy could result in substantial expenditures by us that we will be unable to recoup.

Our directors’ liability to us and shareholders is limited

Nevada Revised Statutes exclude personal liability of our directors and our stockholders for monetary damages for breach of fiduciary duty except in certain specified circumstances. Accordingly, we will have a much more limited right of action against our directors that otherwise would be the case. This provision does not affect the liability of any director under federal or applicable state securities laws.

RISK FACTORS RELATING TO OUR BUSINESS

Our business, the oil and gas business has numerous risks which could render us unsuccessful.

The search for new oil and gas reserves frequently results in unprofitable efforts, not only from dry holes, but also from wells which, though productive, will not produce oil or gas in sufficient quantities to return a profit on the costs incurred. There is no assurance we will find or produce oil or gas from any of the wells we have acquired or which may be acquired by us, nor are there any assurances that if we ever obtain any production it will be profitable.

We have substantial competitors who have an advantage over us in resources and management.

We are and will continue to be an insignificant participant in the oil and gas business. Most of our competitors have significantly greater financial resources, technical expertise and managerial capabilities than us and, consequently, we will be at a competitive disadvantage in identifying and developing or exploring suitable prospects. Competitor’s resources could overwhelm our restricted efforts to acquire and explore oil and gas prospects and cause failure of our business plan.

We will be subject to all of the market forces in the energy business, many of which could pose a significant risk to our operations.

The marketing of natural gas and oil which may be produced by our prospects will be affected by a number of factors beyond our control. These factors include the extent of the supply of oil or gas in the market, the availability of competitive fuels, crude oil imports, the world-wide political situation, price regulation, and other factors. Current economic and market conditions have created dramatic fluctuations in oil prices. Any significant decrease in the market prices of oil and gas could materially affect our profitability of oil and gas activities.

There generally are only a limited number of gas transmission companies with existing pipelines in the vicinity of a gas well or wells. In the event that producing gas properties are not subject to purchase contracts or that any such contracts terminate and other parties do not purchase our gas production, there is assurance that we will be able to enter into purchase contracts with any transmission companies or other purchasers of natural gas and there can be no assurance regarding the price which such purchasers would be willing to pay for such gas. There may, on occasion, be an oversupply of gas in the marketplace or in pipelines; the extent and duration may affect prices adversely. Such oversupply may result in reductions of purchases and prices paid to producers by principal gas pipeline purchasers. (See “Our Business and Competition, Markets, Regulation and Taxation.”)

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We believe investors should consider certain negative aspects of our operations.

Dry Holes: We may expend substantial funds acquiring and potentially participating in exploring properties which we later determine not to be productive. All funds so expended will be a total loss to us.

Technical Assistance: We will find it necessary to employ technical assistance in the operation of our business. As of the date of this Prospectus, we have not contracted for any technical assistance. When we need it such assistance is likely to be available at compensation levels we would be able to pay.

Uncertainty of Title: We will attempt to acquire leases or interests in leases by option, lease, farmout or by purchase. The validity of title to oil and gas property depends upon numerous circumstances and factual matters (many of which are not discoverable of record or by other readily available means) and is subject to many uncertainties of existing law and our application.

Government Regulations: The area of exploration of natural resources has become significantly regulated by state and federal governmental agencies, and such regulation could have an adverse effect on our operations. Compliance with statutes and regulations governing the oil and gas industry could significantly increase the capital expenditures necessary to develop our prospects.

Nature of our Business: Our business is highly speculative, involves the commitment of high-risk capital, and exposes us to potentially substantial losses. In addition, we will be in direct competition with other organizations which are significantly better financed and staffed than we are.

General Economic and Other Conditions: Our business may be adversely affected from time to time by such matters as changes in general economic, industrial and international conditions; changes in taxes; oil and gas prices and costs; excess supplies and other factors of a general nature.

Our business is subject to significant weather interruptions.

Our activities may be subject to periodic interruptions due to weather conditions. Weather-imposed restrictions during certain times of the year on roads accessing properties could adversely affect our ability to benefit from production on such properties or could increase the costs of drilling new wells because of delays.

We are subject to significant operating hazards and uninsured risk in the energy industry.

Our proposed operations will be subject to all of the operating hazards and risks normally incident to exploring, drilling for and producing oil and gas, such as encountering unusual or unexpected formations and pressures, blowouts, environmental pollution and personal injury. We will maintain general liability insurance but we have not obtained insurance against such things as blowouts and pollution risks because of the prohibitive expense. Should we sustain an uninsured loss or liability, or a loss in excess of policy limits, our ability to operate may be materially adversely affected.

We are subject to Federal Income Tax laws and changes therein which could adversely impact us.

Federal income tax laws are of particular significance to the oil and gas industry in which we engage. Legislation has eroded various benefits of oil and gas producers and subsequent legislation could continue this trend. Congress is continually considering proposals with respect to Federal income taxation which could have a material adverse effect on our future operations and on our ability to obtain risk capital which our industry has traditionally attracted from taxpayers in high tax brackets.

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We are subject to substantial government regulation in the energy industry which could adversely impact us.

The production and sale of oil and gas are subject to regulation by state and federal authorities, the spacing of wells and the prevention of waste. There are both federal and state laws regarding environmental controls which may necessitate significant capital outlays, resulting in extended delays, materially affect our earnings potential and cause material changes in the in our proposed business. We cannot predict what legislation, if any, may be passed by Congress or state legislatures in the future, or the effect of such legislation, if any, on us. Such regulations may have a significant affect on our operating results.

Legal Proceedings

The Company anticipates that it (including current and any future subsidiaries) will from time to time become subject to claims and legal proceedings arising in the ordinary course of business. It is not feasible to predict the outcome of any such proceedings and we cannot assure that their ultimate disposition will not have a materially adverse effect on the Company’s business, financial condition, cash flows or results of operations. The Company is not a party to any pending legal proceedings, nor is the Company aware of any civil proceeding or government authority contemplating any legal proceeding as of the date of this filing.

PLAN OF OPERATIONS

We will need substantial additional capital to support our existing and proposed future energy operations. Rancher has only recognized minimal revenues from interest income. We have no committed source for any future funds as of the date hereof although we have approximately $2,500,000 in cash. No representation is made that any future funds will be available when needed. In the event funds cannot be raised when needed, we may not be able to carry out our business plan, may never achieve sales or royalty income, and could fail in business as a result of these uncertainties.

Decisions regarding future participation in oil and gas development or geophysical studies or other activities will be made on a case-by-case basis. We may, in any particular case, decide to participate or decline participation. If participating, we may pay our proportionate share of costs to maintain our proportionate interest through cash flow or debt or equity financing. If participation is declined, we may elect to farmout, non-consent, sell or otherwise negotiate a method of cost sharing in order to maintain some continuing interest in the prospect.

Short Term.

On a short-term basis, we have not generated any revenue or revenues sufficient to cover operations. Based on prior history, we will continue to have insufficient revenue to satisfy current and recurring liabilities as the Company continues oil and gas activities.

Capital Resources

The Company has only common stock as its capital resource.

We have no material commitments for capital expenditures within the next year, however if operations are commenced, substantial capital will be needed to pay for participation, investigation, exploration, acquisition and working capital.

Need for Additional Financing

    The Company will have to seek loans or equity placements to cover cash needs after it exhausts the $2,500,000 on hand as oil and gas activity increases. Once development commences, its needs for additional financing is likely to increase substantially.

No commitments to provide additional funds have been made by the Company’s management or other stockholders. Accordingly, there can be no assurance that any additional funds will be available to us to allow us to cover the Company’s expenses as they may be incurred.

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The Company will need substantial additional capital to support its proposed future energy operations. We have no revenues. The Company has no committed source for any funds as of the date hereof, but as of closing of the Terex Energy Corp. share purchase, we have approximately $2,500,000 in capital. No representation is made that any funds will be available when needed. In the event funds cannot be raised when needed, we may not be able to carry out our business plan, may never achieve sales or royalty income, and could fail in business as a result of these uncertainties.

Critical Accounting Policies

Cash and Cash Equivalents

The Company considers all highly liquid investments with an original maturity of three months or less and money market instruments to be cash equivalents.

Oil and Gas Properties, Full Cost Method

The Company intends to uses the full cost method of accounting for oil and gas producing activities. Costs to acquire mineral interests in oil and gas properties, to drill and equip wells used to find proved reserves, and to drill and equip development wells including directly related overhead costs and related asset retirement costs are capitalized.

Under this method, all costs, including internal costs directly related to acquisition, exploration and development activities are capitalized as oil and gas property costs. Properties not subject to amortization consist of exploration and development costs which are evaluated on a property-by-property basis. Amortization of these unproved property costs begins when the properties become proved or their values become impaired. The Company assesses the realization of unproved properties, taken as a whole, if any, on at least an annual basis or when there has been an indication that impairment in value may have occurred. Impairment of unproved properties is assessed based on management’s intention with regard to future exploration and development of individually significant properties and the ability of the Company to obtain funds to finance such exploration and development. If the results of an assessment indicate that the properties are impaired, the amount of the impairment is added to the capitalized costs to be amortized.

Costs of oil and gas properties will be amortized using the units of production method.

The Company will perform a quarterly “ceiling test” calculation to test its oil and gas properties for possible impairment. The primary components impacting this calculation are commodity prices, reserve quantities added and produced, overall development costs, depletion expense, and tax effects. If the net capitalized cost of the Company’s oil and gas properties subject to amortization (the carrying value) exceeds the ceiling limitation, the excess would be charged to expense. The ceiling limitation is equal to the sum of the present value discounted at 10% of estimated future net cash flows from proved reserves, the cost of properties not being amortized, the lower of cost or estimated fair value of unproved properties included in the costs being amortized, and all related tax effects. At December 31, 2013.

Impairment

The Company will review long-lived assets held for use, principally oil and gas leases, for impairment when events or circumstances indicate that their carrying value may not be recoverable. Impairment exists if the carrying amount of the long-lived asset is not recoverable from the undiscounted cash flows expected from its use and eventual disposition. We will determine the amount of the impairment loss by comparing the carrying value of the long-lived asset to its estimated fair value. In the absence of quoted market prices, we determine estimated fair value generally based on the present value of future probability weighted cash flows expected from the continued use and value at sale of the long-lived asset.

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Revenue and Accounts Receivable

The Company recognizes revenue for its production when the quantities are delivered to, or collected by, the purchaser. Prices for such production are generally defined in sales contracts and are readily determinable based on certain publicly available indices. All transportation costs are included in lease operating expenses.

Accounts receivable — oil and natural gas sales consist of uncollateralized accrued revenues due under normal trade terms, generally requiring payment within 30 to 60 days of production. The Company will review accounts receivable periodically and reduces the carrying amount by a valuation allowance that reflects its best estimate of the amount that may not be collectible.

Dependence on Major Customers

There is no major customer at this time.

QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK

Our operations do not employ financial instruments or derivatives which are market sensitive. Short term funds are held in non-interest bearing accounts and funds held for longer periods are placed in interest bearing accounts. Large amounts of funds, if available, will be distributed among multiple financial institutions to reduce risk of loss. The Company’s cash holdings do not generate interest income.

CONTROLS AND PROCEDURES

The Company maintains a system of disclosure controls and procedures that are designed for the purposes of ensuring that information required to be disclosed in the Company’s SEC reports is recorded, processed, summarized, and reported within the time periods specified in the SEC rules and forms, and that such information is accumulated and communicated to the Company’s management as appropriate to allow timely decisions regarding required disclosure.

Management is responsible for establishing and maintaining adequate internal control over financial reporting for the company in accordance with as defined in Rules 13a-15(f) and 15d-15(f) under the Exchange Act. The Company’s internal control over financial reporting is designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. The Company’s internal control over financial reporting includes those policies and procedures that:

(1)	pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the Company’s assets;

(2)	provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that the Company’s receipts and expenditures are being made only in accordance with authorizations of Rancher’s management and directors; and

(3)	provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of the Company’s assets that could have a material effect on Rancher’s financial statements.

We have identified certain material weaknesses in internal control over financial reporting relating to a shortage of accounting and reporting personnel due to limited financial resources and the size of the Company, as detailed below:

(1)	The Company currently does not have, but is in the process of developing formally documented accounting policies and procedures, which includes establishing a well-defined process for financial reporting.

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(2)	Due to the limited size of our accounting department, we currently lack the resources to handle complex accounting transaction. We believe this deficiency could lead to errors in the presentation and disclosure of financial information in our annual, quarterly, and other filings.

(3)	As is the case with many companies of similar size, we currently a lack of segregation of duties in the accounting department. Until our operations expand and additional cash flow is generated from operations, a complete segregation of duties within our accounting function will not be possible.

Considering the nature and extent of our current operations and any risks or errors in financial reporting under current operations and the fact that we are small business with limited employees, such items could cause a weakness in internal controls involving the areas disclosed above.

Committees of the Board of Directors

The Company is managed under the direction of its board of directors.

Executive Committee

The Company does not have an executive committee, at this time.

Audit Committee

The Company does not have an audit committee at this time.

Conflicts of Interest – General.

The Company’s directors and officers are, or may become, in their individual capacities, officers, directors, controlling shareholder and/or partners of other entities engaged in a variety of businesses. Thus, there exist potential conflicts of interest including, among other things, time, efforts and corporation opportunity, involved in participation with such other business entities. While each officer and director of the Company’s business is engaged in business activities outside of its business, the amount of time they devote to our business will be up to approximately 25 hours per week.

Conflicts of Interest – Corporate Opportunities

Presently no requirement contained in the Company’s Articles of Incorporation, Bylaws, or minutes which requires officers and directors of the Company’s business to disclose to Rancher business opportunities which come to their attention. The Company’s officers and directors do, however, have a fiduciary duty of loyalty to Rancher to disclose to it any business opportunities which come to their attention, in their capacity as an officer and/or director or otherwise. Excluded from this duty would be opportunities which the person learns about through his involvement as an officer and director of another company. The Company has no intention of merging with or acquiring an affiliate, associate person or business opportunity from any affiliate or any client of any such person.

EXECUTIVE COMPENSATION

Rancher Energy Corp discloses all compensation for its officers and directors in its Annual Report on From 10K. None of the new directors and prospective officers have any consulting compensation agreements at this time with the Company.

Executive Compensation and Equity Awards of prior management and directors have been disclosed in prior 10K’s and 8K’s as required under Section 13a and are incorporated by reference thereto. New incoming directors have no arrangements for compensation or equity awards at this time.

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Consulting Agreements with new Officers and Directors

Messrs. Walford and Gottlob have entered into Consulting Agreements with Terex Energy Corp for their services. They do not have any such Agreements with Rancher.

All of our officers and/or directors will continue to be active in other companies. All officers and directors have retained the right to conduct their own independent business interests.

It is possible that situations may arise in the future where the personal interests of the officers and directors may conflict with our interests. Such conflicts could include determining what portion of their working time will be spent on our business and what portion on other business interest. To the best ability and in the best judgment of our officers and directors, any conflicts of interest between us and the personal interests of our officers and directors will be resolved in a fair manner which will protect our interests. Any transactions between us and entities affiliated with our officers and directors will be on terms which are fair and equitable to us. Our Board of Directors intends to continually review all corporate opportunities to further attempt to safeguard against conflicts of interest between their business interests and our interests.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignations of Directors

A.L. Sid Overton has resigned as Director and Chairman of the Board of the Company, effective August 19, 2014.

Mathijs van Houweninge has resigned as Director of the Company, effective August 19, 2014.

There were no disagreements as to any matter of management, or accounting at the time of any directors resignations.

Resignation of Officers

Jon Nicolaysen resigned as CEO, President, and Acting Chief Financial Officer on August 19, 2014.

Concurrent with the resignations listed above. Donald Walford and Marty Gottlob were appointed to the Board of Directors, effective August 19, 2014, and Mr. Walford was appointed CEO, President, andActing Chief Accounting Officer.

Appointment of Directors and Officers

DONALD WALFORD, age 67, Director, CEO, President and Acting Chief Accounting Officer.

Mr. Walford served as Three Forks, Inc. Chief Executive Officer from the inception through October 22, 2013. At that time he was appointed the Executive Vice President of Finance of Three Forks, Inc. He served until February 2014, when he was terminated. He served as a Director of Three Forks, Inc. from Inception to February, 2014. Mr. Walford was Vice President of Gulfstar Energy, Inc. from 2011 until 2013 and acted as a Director in such time. Mr. Walford founded Terex Energy Corporation in March 2014, and is CEO and Director of the Company.

Mr. Walford has served as a Director and Broker from 1990 to date of Colorado Landmark Reality. He has served as the Chairman and Vice President of Eveia Medical from 2007 through 2010. Mr. Walford was licensed as a principal, NASD Series 7, commodities broker and all other principal securities licenses including an Allied Member of the New York Stock Exchange, from 1967 through 1992. Mr. Walford has had a diverse experience in corporate operations in industries such as agri-business, medical equipment, electronics, engineering, consumer manufacturing, construction and development, and oil and gas.

Mr. Walford received his B.A. Liberal Arts with a concentration in Fine Arts in 1967 from Harpur College, State University of New York (kna Binghamton University.)

Mr. Walford, , was appointed to the Board of Directors, not only for his management experience, but also his experience in private offerings and the public arena.

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MARTIN R. GOTTLOB, Age 63, Director

Mr. Gottlob is an experienced Rocky Mountain States geologist, and operator of oil and gas wells. He has a B.A. in Geology from the University of Colorado with an emphasis in petroleum exploration and sedimentary basin analysis, and a Master of Science from the Colorado School of Mines, in oil and gas operations research, and management science of oil and gas investment projects. He is the owner of Independence Oil II, LLC, where he has developed, drilled, completed and operated wells on behalf of sixteen clients.

Since 2004 he has been responsible for exploration and operations for Edward (Tiger) Mike Davis’ oil properties (Davis Oil Co.), where he has been responsible for many phases of field development in the D-J Basin, in Colorado, Wyoming, and Nebraska. He has worked in similar capacities for Petrogulf, Minoco, Decalta,Resource Technology and Mountain Minerals all in Colorado since 1979. Mr. Gottlob has been a Director and Vice President of Geology for Terex Energy Corp since March 2014. As a disclosure item, Mr. Gottlob was convicted of a felony in Colorado (domestic violence), in 1999.

Mssrs. Walford and Gottlob enhance the Board of Directors with oil and gas industry experience, and corporate management and governance. Neither person has any compensation of equity arrangement with the company.

Affiliations

There is an affiliation between Donald Walford and Martin Gottlob as management and directors of Terex Energy Corporation, which is the majority shareholder of the company, and who are now directors of Rancher Energy Corp. Terex Energy Corp. now owns 52% of the issued and outstanding stock of Rancher Energy Corp.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Other than the Securities Purchase Agreement discussed in 1.01, and as discussed under “Affiliations” above, the Company has not entered into any transaction in which any of the directors, executive officers, shareholders or any members of the immediate family of any of the foregoing had or is to have a direct or indirect material interest, as of the date hereof.

Section 7 - Regulation FD

Item 7.01 Regulation FD Disclosure.

The information in this Item 7.01 of this Current Report is furnished pursuant to Item 7.01 and shall not be deemed "filed" for any purpose, including for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section. The information in this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act regardless of any general incorporation language in such filing.

Section 8 – OTHER EVENTS

Item 8.01 Other Events.

Options, Cancellation and Re-issuance

Concurrent with the Securities Purchase by TEC , the four Directors of the Company (at August 19, 2014) returned and cancelled Options for 12,000,000 shares of common stock in the aggregate, and each such director except Jon Nicolaysen received a 3 year Callable Option to purchase 5,000,000 common shares @ market price on date of closing.

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 Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

The following is a complete list of exhibits filed as part of this Report. Exhibit numbers correspond to the numbers in the exhibit table of Item 601 of Regulation S-K.

Exhibit No.	Description
10.1	Securities Purchase Agreement
10.2	Warrant Forms
99.1	News Release

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

RANCHER ENERGY CORP.

By:	/s/ Donald Walford
Donald Walford, President and
Chief Executive Officer

Date: August 21, 2014

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